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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                  May 10, 2005
                Date of Report (Date of Earliest Event Reported)

                              WCI COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)


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
           DELAWARE                        001-31255            59-2857021
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)
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                            24301 Walden Center Drive
                          Bonita Springs, Florida 34134
                         (Address of Principal Executive
                                     Office)

                                 (239) 947-2600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

In April 2005, WCI Communities, Inc. (the Company) made the decision that all subsidiaries associated with the acquisition of Spectrum Communities would no longer be guarantors (Non-Guarantors) under the Indentures governing the Company's senior subordinated notes. In conjunction with the decision, the Company revised the Supplemental Guarantor Information as of and for the year ended December 31, 2004 included in footnote 22 of the audited financial statements included in Item 8 of our Form 10-K filed with the Securities and Exchange Commission on March 2, 2005 as follows:

     - The condensed consolidating balance sheet was revised for the reclassification of $119.9 million and $95.9 million of assets and liabilities, respectively, from the Guarantor column to the Non-Guarantor column.

     - The condensed consolidating statement of operations was revised for the reclassification of $5.0 million of net losses from the Guarantor column to the Non-Guarantor column.

     - The condensed consolidating statement of cash flows was revised for the reclassification of $3.0 million, $570,000 and $2.8 million of net cash flow from operations, investing and financing activities, respectively, from the Guarantor column to the Non-Guarantor column.

The revised financial statements are included hereto as Exhibit 99.1

ITEM 9.01 EXHIBITS

     (c) Exhibits

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      Exhibit   Title
      Number

      99.1      Financial Statements and Supplemental Data

      99.2      Management's Report on Internal Control over Financial Reporting
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WCI COMMUNITIES, INC.


                                          By:      /s/ JAMES P. DIETZ
                                             ----------------------------------
                                             Name: James P. Dietz
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer

Date: May 10, 2005